UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2014

Cleantech Solutions International, Inc.

(Exact name of registrant as specified in Charter)

Nevada	001-34591	90-0648920
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9 Yanyu Middle Road

Qianzhou Village, Huishan District, Wuxi City

Jiangsu Province, People’s Republic of China

(Address of Principal Executive Offices)

(86) 51083397559

(Registrant’s Telephone number)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, New York 10105-0302

Phone: (212) 370-1300

Fax: (646) 895-7182

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 14, 2014, the Company issued a press release announcing its financial results for the quarter and nine months ended September 30, 2014. A copy of the press release is included as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 11, 2014, the Company held its 2014 annual meeting of stockholders. The only matter voted upon was the election of directors.

Each of the nominees for director recommended by the nominating committee and approved by the board of directors was elected. The results of the voting for the members of the board of directors were as follows:

Name	Votes For	Votes Withheld
Jianhua Wu	1,615,673	25,909
Fu Ren Chen	1,631,045	10,537
Xi Lui	1,631,045	10,537
Ming Zhao	1,635,667	5,915
Tianziang Zhou	1,634,378	7,204

Item 7.01 Regulation FD Disclosure.

On November 11, 2014, the Company issued a press release announcing the results of the 2014 annual meeting of stockholders. A copy of the press release is attached hereto as Exhibit 99.2.

On November 11, 2014, the Company issued a press release announcing a conference call on November 14, 2014 to discuss financial results for the quarter and nine months ended September 30, 2014. A copy of the press release is included as Exhibit 99.3

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.2 and 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)          Exhibits.

99.1	Press release issued November 14, 2014, relating to the Company’s earnings release for the three and nine months September 30, 2014.
99.2	Press release issued November 11, 2014, relating to the Company’s 2014 annual meeting of stockholders.
99.3	Press release issued November 11, 2014, relating the Company’s conference call

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2014

	By:	/s/ Adam Wasserman
Adam Wasserman
Chief Financial Officer

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